As filed with the Securities and Exchange Commission on June 10, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22503

Rochdale Alternative Total Return Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2013

Item 1. Reports to Stockholders.

The Rochdale Alternative Total Return Fund (RATRF)
Semi -Annual Report
March 31, 2013

Dear Fellow Shareholders,

The Rochdale Alternative Total Return Fund (“RATRF” or the “Fund”) invests in a diversified pool of investment grade life insurance policies. The Fund objective is to create a diversified portfolio of life insurance policies that is projected to provide attractive returns, low volatility, and low correlation to the equity market. The benefit of this Fund to investors is the value of having access to an asset class with expected low economic risk, and the potential to generate strong risk-adjusted long-term returns while protecting the portfolio during downside markets.

As of March 31, 2013 the Fund was invested in 27 policies, at a total investment cost of $21,475,415.  The face values of these policies are $162,300,754. When acquiring these policies, both Rochdale and our life settlement originator, AllFinancial Group LLC, undertake a rigorous review of many variables to determine the appropriate acquisition price.  Some of the variables included in the decision process are:  the life expectancy of the insured based on independent actuarial estimates, the insurance premium payments, the terms and type of the insurance policy, and the expected internal rate of return.

Since originating the Fund, we have been disciplined in our selection of the policies we have acquired and the prices we have been willing to pay.  As such, we are satisfied that RATRF has acquired these initial policies at values within the parameters established to meet our expectations for returns of 12% over the life of the Fund.

For the 6 months ended March 31, 2013, the Fund returned 4.21% with an annual standard deviation of return of 0.13% versus a 10.19% return and 8.61% standard deviation for the S&P 500.  There have been no major developments in the Fund over the past 6 months.  No policies have matured, and the returns have come from our maturity expectations approaching.

New policy investment opportunities are being considered on a very selective basis, and we will only invest in policies that look very promising from a rate of return projection.  The Fund is very well positioned in terms of expected premium payments due to the matured policy.  We feel holding a reasonably high cash position for future withdrawals is very prudent at this time.

Finally, the continued uncertainty over the future path of U.S. fiscal policy and ongoing worries over European growth and sovereign debt provides a good reminder of the important diversifying role alternative fixed investments such as RATRF can play in a portfolio. More than at any point in recent history, financial market movements are tied to the unpredictability of policymakers. We believe the inclusion of RATRF in portfolios can provide immense benefit since this investment has little to no connection to global economic events that have shown the ability to stress financial markets.

Sincerely,

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

                              San Francisco                       |                       Orlando                      |                        Dallas                 |                    Richmond

Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
Rochdale Investment Management LLC

Important Disclosures

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9800.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of Rochdale Investment Management LLC (“Rochdale”) or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of Rochdale, or its affiliates or subsidiaries, are authorized to make representations with respect to the treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

The views expressed herein represent the opinions of Rochdale and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.

As with all investment strategies, there are risks associated with its implementation. The Fund’s assets are concentrated in the unregulated insurance industry and any event that materially affects the industry will impact the Fund. The Fund has exposure to regulatory risk; regulations may change and vary by state. The policies owned by the Fund only remain in force if the premiums are paid. If for any reason the premiums aren’t made, the policy will lapse and the Fund will lose ownership; this will reduce the return or create a loss of principal. Therefore the Fund expects to issue new shares or utilize leverage in its strategy. While this will be closely monitored and managed by Rochdale, it will increase the overall risk of the portfolio. The due diligence performed by AllFinancial Group LLC and Rochdale is a detailed process; however, it is possible that a policy owned by the Fund was obtained by the insured in violation of the terms and conditions of the policy. If this occurs, the policy will be null and void and no payout will be made, resulting in a loss of principal and reducing the overall portfolio return.

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met. The pool may perform differently than expected if the insured’s life span is greater or less than what is anticipated.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

                              San Francisco                       |                       Orlando                      |                        Dallas                 |                    Richmond

Rochdale will serve as the investment manager for the assets of the Rochdale Alternative Total Return Fund. As such, Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

                              San Francisco                       |                       Orlando                      |                        Dallas                 |                    Richmond

Rochdale Alternative Total Return Fund LLC

Financial Statements

March 31, 2013

Rochdale Alternative Total Return Fund LLC

Financial Statements

March 31, 2013

TABLE OF CONTENTS

Page

Financial Statements
Statement of Assets, Liabilities and Members’ Capital	2
Statement of Operations	3
Statement of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6
Investment Breakdown	7
Notes to Financial Statements	8-18
Financial Highlights	19
Manager and Officer Information
Additional Information

Rochdale Alternative Total Return Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2013 (Unaudited)

ASSETS
Investments, at fair value method (cost $29,487,302)	$50,851,414
Cash	187,485
Interest receivable on short-term investment	115
Prepaid expenses	846,166
Total assets	51,885,180

LIABILITIES AND MEMBERS' CAPITAL
Contributions received in advance	187,500
Payable to advisor	85,353
Accrued audit fees	29,100
Accrued fund accounting and fund administration fees	6,824
Accrued legal fees	41,472
Accrued expenses and other liabilities	18,184
Total liabilities	368,433

TOTAL MEMBERS' CAPITAL	$51,516,747

ANALYSIS OF MEMBERS' CAPITAL

Member capital units outstanding
(Unlimited number of units authorized, no par value)	36,101.93

Net asset value per unit (members' capital/units outstanding)	$1,426.98

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Operations

Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Interest income on short-term investment	$833

EXPENSES
Management fees	437,055
Service fees	62,436
Fund accounting and fund administration fees	40,124
Legal fees	22,000
Audit fees	21,250
Directors fees	7,950
Insurance expense	3,918
Registration expense	2,575
Other expenses	1,477
Total Expenses	598,785

Net Investment Loss	(597,952)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net change to fair value on life settlement contracts, net of premiums paid
and continuing costs	2,647,001

Net Increase in Members' Capital Resulting from Operations	$2,049,049

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Changes in Members' Capital

	Six Months Ended	Year Ended
	March 31, 2013 (1)	September 30, 2012
FROM OPERATIONS
Net investment loss	$(597,952)	$(1,050,510)
Net change to fair value on life settlement contracts, net of
premiums paid and continuing costs	2,647,001	12,910,797

Net Increase in Members' Capital Resulting from Operations	2,049,049	11,860,287

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' capital units	990,000	7,265,000
Payments for purchases of members' capital units	-	(217,424)
Cash paid for Offshore feeder expenses	(27,259)	(71,519)

Net Proceeds of Members' Capital Units	962,741	6,976,057

Total Increase in Members' Capital	3,011,790	18,836,344

MEMBERS' CAPITAL
Beginning of period	48,504,957	29,668,613

End of period	$51,516,747	$48,504,957

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Cash Flows

Six Months Ended March 31, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$2,049,049
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash used in operating activities:
Purchases of life settlement contracts	(200,937)
Purchases of money market fund	(1,220,733)
Sales of money market fund	5,159,912
Net change to fair value on life settlement contracts, net of
premiums paid and continuing costs	(2,647,001)
Premiums and continuing costs paid on life settlement contracts	(4,197,283)
Change in Operating Assets and Liabilities:
Interest receivable on short-term investment	46
Prepaid expenses	82,420
Payable to advisor	4,974
Contributions received in advance	187,500
Accrued audit fees	(11,800)
Accrued fund accounting and fund administration fees	(5,815)
Accrued legal fees	20,300
Accrued expenses and other liabilities	4,112

Net cash used in operating activities	(775,256)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' capital units	990,000
Cash paid for Offshore feeder expenses	(27,259)

Net cash from financing activities	962,741

Net change in cash and cash equivalents	187,485

CASH AND CASH EQUIVALENTS
Beginning of period	-

End of period	$187,485

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments

March 31, 2013 (Unaudited)

		Percentage	Initial Cost	Premiums Paid
	Date	of Members'	Principal	and Costs since
	Acquired	Capital	Amount	Acquisition	Fair Value
Long-Term Investments1, 2, 3, 4:

Life Settlement Contracts
American General Life #634L	Oct-12	0.9%	$200,937	$244,700	$481,250
American General Life #U100	Apr-11	4.4	600,000	1,231,850	2,252,157
American General Life #UM00	Feb-11	0.6	100,000	147,131	286,540
AXA Equitable Life #1572	Feb-11	3.5	535,000	869,449	1,790,456
AXA Equitable Life #1600	Jun-12	1.9	713,056	194,033	983,805
Beneficial Life #BL22	Jun-11	0.7	75,000	214,367	342,479
John Hancock Life #6686	May-12	3.3	1,240,939	148,033	1,687,696
John Hancock Life #9359	Nov-11	3.5	1,311,193	360,567	1,814,677
John Hancock Life #9379	Feb-11	3.8	550,000	1,093,447	1,971,647
John Hancock Life #9381	Nov-11	4.5	1,100,000	742,333	2,325,015
John Hancock Life #9390	May-11	2.9	670,000	633,400	1,506,767
John Hancock Life #9448	Aug-11	1.6	375,000	312,367	847,219
Lincoln Benefit Life #9330	Nov-11	7.5	2,538,566	544,700	3,886,084
Lincoln National Life #JJ70	May-11	2.4	320,000	669,783	1,237,390
Manufacturer's/John Hancock Life #6912	Jun-12	2.0	844,154	24,033	1,004,655
Massachusetts Mutual Life #1560	May-11	8.0	1,700,000	1,528,534	4,114,214
Massachusetts Mutual Life #1563	Feb-11	2.1	40,000	994,411	1,107,391
New York Life and Annuity #4757	Nov-11	5.3	2,011,522	324,450	2,707,744
New York Life and Annuity #5673	Nov-11	4.4	1,298,464	462,700	2,248,141
Pacific Life #7850	Jul-11	0.7	120,000	206,700	362,461
Penn Mutual Life #8193	Mar-11	1.2	280,000	212,700	625,572
PHL Life #8499	Aug-11	1.0	147,500	304,533	516,117
PHL Life #8509	Aug-11	1.0	147,500	304,533	516,117
PHL Variable Life #6161	Nov-11	8.6	3,021,609	873,302	4,407,014
Phoenix Life #5555	Jan-12	1.3	1,000	617,450	688,714
Reliastar/ ING #2047	Mar-11	1.7	305,000	454,115	874,857
Security Life of Denver #3394	Nov-11	4.4	1,228,975	584,617	2,253,348

Total Long-Term Investments		83.2	21,475,415	14,298,238	42,839,527

Short-Term Investment

Money Market Fund
First American Government Obligations Fund, 0.02% 5		15.5	8,011,887		8,011,887

Total Investments		98.7%	$29,487,302		$50,851,414

1	Illiquid securities.
2	Fair valued by Valuation Committee as delegated by the Fund's Board of Managers using the fair value method.
3	All investments are non-income producing.
4	Restricted securities.
5	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments (Continued)

March 31, 2013 (Unaudited)

Investment Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

1.	Organization

Rochdale Alternative Total Return Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund was formed and received its initial seed capital in 2010, and commenced operations on January 4, 2011.  The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life settlement contracts (“Policies”) at a discount to face value.  The life expectancy of the insureds covered by the Policies held by the Fund is expected to range from 1 to 10 years.

The Fund is managed by the Board of Managers (the “Board”) and by Rochdale Investment Management LLC (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  The most significant estimates are those related to the fair value of investments.  Accordingly, actual results could differ from those estimates.

The Statement of Changes in Members’ Capital for the six months ended March 31, 2013 does not reflect sales and purchases of members’ interests to other investors of $55,000 and $54,287, respectively, as these transactions are not transactions of the Fund.  These transactions are reflected for the year ended September 30, 2012.

Investments Valuation

Life Settlement Contracts

Investments in life settlement contracts are carried at fair value.  The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

Life Settlement Contracts (continued)

While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

The Fund’s Board has approved fair value procedures pursuant to which the Fund values its investments in the Policies using the fair value method of accounting.  The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies.

The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  It is therefore expected that each Policy will be priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  Fair value of a security is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing Committee will consider all appropriate factors relevant to the value of each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.  Premiums payable are based on an estimate of minimum premiums on the policy as determined by the investment manager.  Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material.

Under the fair value method, the Fund recognizes the initial investment in its Policies at the transaction price.  In subsequent periods, the Fund re-measures the investment in its Policies at fair value in its entirety at each reporting period and recognizes changes in fair value in earnings, less Policy premiums paid and continuing costs, plus proceeds from Policy maturities in the period in which the changes occur.  Life settlement contracts are included in Level 3 of the fair value hierarchy.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

Money Market Fund

The fair value of the money market fund is the net asset value of the mutual fund investment which is calculated on a daily basis.  The money market fund is registered and regulated by the Securities and Exchange Commission (the “SEC”).  The money market fund invests in government obligations, exclusively in short term U.S. government securities.  The money market fund has daily liquidity and is included in Level 1 of the fair value hierarchy.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3).

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Prepaid Expenses

At March 31, 2013, the Fund’s prepaid expenses consisted primarily of prepaid servicing fees.  Prepaid servicing fees are derived from the origination fees of the Policies.  Of the total origination fees, 80% applies to servicing the Policies and is amortized to expense over a five year period, while the remaining 20% is expensed as incurred.  The origination fees are included in the total cost paid to acquire the Policies and when expensed are part of the continuing costs.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis.  Interest income is recorded on the accrual basis.  Realized and unrealized gains and losses are included in the determination of income.

Interest income on proceeds of life settlement contracts is recognized only when death benefits and/or sale proceeds are received by the Fund.

Distributions to Members

The Fund does not anticipate making periodic distributions of its net income or gains, if any, to the Members.  Notwithstanding the foregoing, upon the second anniversary of the Fund’s closing, the Board will consider adopting a policy of making distributions to Members on a semi-annual basis in aggregate amounts determined solely by the Board; provided, however, that the Fund will retain amounts necessary to make premium payments on its Policies.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Policies), if it does earn such gains, net gains will either be used to acquire additional Policies, make annual premium payments, or be considered for a full or partial distribution once a year.

Federal Income Taxes

The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss regardless of whether such income is distributed.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.  The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  The Fund’s tax year end is December 31.  The Fund has concluded that there is no impact on the Fund’s net assets and

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

2.   Significant Accounting Policies (continued)

Federal Income Taxes (continued)

no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns for the tax year ended 2011 or 2012.  As of March 31, 2013, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.  During the six months ended March 31, 2013, there were no distributions from ordinary income for tax purposes.

Fund Expenses

The Fund bears all expenses incurred in its business.  The expenses of the Fund include, but are not limited to, the following: management fees; service fees; legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing and distributing prospectuses, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; interest and fees on any borrowings by the Fund; performance allocation fees; the servicer fees; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

The Fund also bears expenses to meet operational needs associated with its investments in the Policies.  These expenses include, but are not limited to, the following:  agent commissions, escrow fees, origination fees, policy review expense fees, premium payments and servicing fees and are included as premiums paid and continuing costs in the changes to fair value on life settlement contracts, net of premiums paid and continuing costs line on the Fund’s Statement of Operations.

Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2013, through the date the financial statements have been issued.  There were no events or transactions that occurred since March 31, 2013 that materially impacted the amounts or disclosures in the Fund’s financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

3.	Investments

The following are the classes of investments at March 31, 2013 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Life Settlement Contracts	$-	$-	$42,839,527	$42,839,527
Short-Term Investment	8,011,887	-	-	8,011,887

Total Investments	$8,011,887	$-	$42,839,527	$50,851,414

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the six months ended March 31, 2013:

Life Settlement Contracts
Balance, September 30, 2012	$35,794,306
Realized gain/(loss)	–
Net change to fair value on life settlement contracts	6,844,284
Purchases	200,937
Proceeds from maturity	–
Balance, March 31, 2013	$42,839,527

During the six months ended March 31, 2013, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

Net unrealized gains related to Level 3 investments in life settlement contracts still held at March 31, 2013 amounted to $21,364,112.

Quantitative Information about Level 3 Fair Value Measurements held in the Fund:

Description	Fair Value at March 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average) in months

Life Settlement Contracts	$ 42,839,527	Discounted Cash Flow	Estimated Life Expectancy	7 - 132 (66)

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

3.    Investments (continued)

At March 31, 2013, the Fund had the following investments in life settlement contracts:

Fair Value Method
Year	Number of Contracts	Carrying Value	Premiums Payable	Face Value (Death Benefits)
2014	1	$4,114,214	$335,000	$5,000,000
2015	–	–	–	–
2016	1	1,506,767	777,500	3,000,000
2017	4	8,232,499	5,668,250	26,000,000
2018	6	12,091,401	10,910,750	41,250,754
Thereafter	15	16,894,646	28,927,610	87,050,000

For the six months ended March 31, 2013, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Statement of Operations consisted of a net positive change to fair value on life settlement contracts of $6,844,284, offset by $4,197,283 in premiums paid and continuing costs associated with its investment in the Policies.

The Fund uses the fair value method for accounting for the Policies, the net life insurance proceeds received from underlying Policies when an insured dies is included in the net change to fair value on life settlement contracts line on the Fund’s Statement of Operations.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in US GAAP and the International Financial Reporting Standards (“IFRS”).  This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with US GAAP and IFRS.  This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  The Fund has disclosed the applicable requirements of this accounting standard in its financial statements.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Managers.  It is possible that the estimated value may differ

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

3.    Investments (continued)

significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  At March 31, 2013, all of the Policies held by the Fund were restricted.

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

5.	Related Party Transactions

Advisory and Services Agreements

The Fund has an Investment Advisory Agreement with the Advisor.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund.

The Fund pays the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s month-end net assets.  For the six months ended March 31, 2013, management fees paid to the Advisor amounted to $437,055.  The investment management fee will accrue and be payable monthly.

The Fund has a Services Agreement with the Advisor.  The Fund pays a fee to the Advisor (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates).  For the six months ended March 31, 2013, service fees paid amounted to $62,436.  Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

Performance Allocation

The Fund allocates to the Advisor a performance allocation (“Performance Allocation”) with respect to each Member as of the close of each Allocation Period (date Member is first invested in the Fund until the first to occur of the following: last day of a fiscal year, the Member no longer has an interest in the Fund or the Advisor is no longer entitled to receive the Performance Allocation) as follows: if the “Positive Allocation Change” (Allocation Change is difference between the balance in the Member’s capital account at the start and

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

5.    Related Party Transactions (continued)

Performance Allocation (continued)

close of an Allocation Period) for such Allocation Period for a Member exceeds the “10% Hurdle” (calculated at the end of any Allocation Period, the amount that a Member’s account would have earned if it had achieved a compounded, cumulative rate of 10% per year) for such Member and the amount of any positive balance in such Member’s “High Watermark Account” (memorandum account for each Member which starts at zero and is increased by such Member’s negative Allocation Change and decreased by such Member’s positive Allocation Change), then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount (calculated at end of any Allocation Period and is an amount equal to the quotient of 10% Hurdle divided by 80%, less the 10% Hurdle) and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle and the 10% Catch-Up Amount.

For the avoidance of doubt, no Performance Allocation will be made to the Advisor from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year and the Hurdle applicable to the calculation of the Performance Allocation shall be adjusted to take into account the number of days that the tendering Member’s capital was invested in the Fund for such fiscal year.

Performance allocation is done throughout the year.  The accumulated performance allocated from the Fund’s Members to the Advisor since inception through March 31, 2013 was $1,970,410.  The capital balance of the Advisor, inclusive of the performance allocation, represented 4.1% of total Members’ capital at March 31, 2013.

6.	Members’ Capital

Pursuant to its Offering Memorandum, the initial price of units of interest (“Units”) for the Fund was $1,000 per Unit.  At March 31, 2013, the Fund had an unlimited number of Units authorized and 36,101.93 Units outstanding.

Each Member must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $50,000, subject to waiver by the Distributor.  Brokers selling Units may establish higher

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

6.    Members’ Capital (continued)

minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  The Fund is an illiquid investment and no Member will have the right to require the Fund to redeem their Units.  New Members may be admitted with the consent of the Board.

The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement (“Operating Agreement”) of the Fund.  The Units are not redeemable at the option of its Members nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.

The net profits or net losses (including, without limitation, the net realized gain or loss and the net change in unrealized appreciation or depreciation of the Policies), less adjustment for any performance allocation to the Advisor, of the Fund are credited to or debited against the capital account of a Member at the end of each fiscal period in accordance with the Member’s pro rata share of the Fund’s capital for the period as of the beginning of the fiscal period.  These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units.  A Member’s pro rata portion of the Fund’s capital will be determined by dividing the value of the Member’s Units by the total value of the Units of the Fund held by all Members.

7.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Servicing Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Fund’s Board of Managers; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% above $300 million of the Fund’s aggregate assets, with a minimum annual fee of $75,000.

8.	Investment Transactions

For the six months ended March 31, 2013, excluding short-term securities and U.S. Government securities, purchases of investments in Policies amounted to $200,937 and there were no sales.  There were no purchases or sales of U.S. Government securities during the six months ended March 31, 2013.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements (Unaudited)

9.	Proxy Results

A joint special meeting of Members of the Fund was held on March 28, 2013 to consider approving Irwin G. Barnet, Esq., Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt, Vernon C. Kozlen, Jay C. Nadel, William R. Sweet and James R. Wolford as members of the Board of Managers.

The following table illustrates the specifics of the vote:

	For	Against	Abstain

Units	33,177.69	–	2,896.12

Rochdale Alternative Total Return Fund LLC

Financial Highlights

				Period January 4, 2011
				(commencement
	Six Months Ended		Year Ended	of operations) to
	March 31, 2013 (1)		September 30, 2012	September 30, 2011
PER UNIT OPERATING PERFORMANCE
Net Asset Value, beginning of period	$1,369.36		$1,020.49	$1,000.00

Income (loss) from investment operations
Net investment loss (2)	(16.72)		(32.30)	(38.64)
Net realized gain from investment transactions	-		-	53.89
Changes to fair value for life settlement contracts, net of premiums paid and continuing costs (3)	74.34		381.17	5.24
Total from investment operations	57.62		348.87	20.49

Net asset value, end of period	$1,426.98		$1,369.36	$1,020.49

TOTAL RETURN - NET	4.21%	(4)	34.19%	2.05%	(4)

RATIOS/SUPPLEMENTAL DATA

Members' Capital, end of period ($000's)	$51,517		$48,505	$29,669

Portfolio Turnover	0.00%	(4)	39.05%	15.52%	(4)

Ratio of Net Investment Loss to Average Net Assets	(2.39%)	(5)	(2.73%)	(5.88%)	(5)

Ratio of Expenses to Average Net Assets	2.40%	(5)	2.77%	5.91%	(5)

(1)	Unaudited.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Represents premiums paid and changes to fair value for life settlement contracts in accordance with the fair value method of accounting.
(4)	Not Annualized.
(5)	Annualized.

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions and performance allocation.  The performance allocation reduces the non-advisor Members' total return percentage as a whole by approximately 0.54% for the six months ended March 31, 2013.

The ratios are calculated for all Members taken as a whole and excludes policy-related expenses.  The computation of such ratios assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions and performance allocation.  The performance allocation percentage for non-advisor Members as a whole is approximately 0.55% for the six months ended March 31, 2013 as compared to the average net assets of non-advisor Members.

The net investment loss ratio does not reflect the effects of any incentive allocation.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

MANAGER AND OFFICER INFORMATION (Unaudited)

The Managers of the Fund, who were elected by the shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund.  The Managers, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund.  The current Managers and Officers, their affiliations and principal occupations for the past five years are set forth below.  The Statement of Additional Information includes additional information about the Managers and is available, without charge, by calling 1-866-209-1967.

Affiliated Board Members and Officers of the Fund
				Number of	Other
	Position(s)	Term of Office		Funds in Fund	Directorships
	Held with	and	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Length of Time Served	During the Past Five Years	by Board Member	Manager 1

Affiliated Board Members

Andrew Clare	Board Member	Through December 31, 2020;	Attorney and Partner, Loeb & Loeb, a law firm	1	*
570 Lexington Avenue		Board Member since	(1972-present).
New York, NY 10022		March 2013
Year of Birth: 1945

Jon Hunt	Board Member	Ten years from election;	Consultant to Management (2012 – present), Chief	1	*
570 Lexington Avenue		Board Member since	Operating Officer (1998 – 2012), Director (2003 – 2012),		Nuveen Commodities
New York, NY 10022		March 2013	Convergent Capital Management LLC (investment		Asset Management, member
Year of Birth: 1951			management holding company); Director, AMBS		of Independent Committee
			Investment Management, LLC (1998 – present); SKBA		(2012 – present)
Capital Management, LLC (1998 – 2011); Mid-Continent
Capital Management LLC (2006 – 2012); Clifford Swan
Investment Capital LLC (2000 – 2011); Convergent
Wealth Advisors, LLC (2006 – 2011); Independence
Investments, LLC (2006 – 2009); and Lee Munder
Capital Group, LLC (2009 – 2012).
Officers of the Fund

Garrett R. D'Alessandro	President	Since Inception	President, Chief Executive Officer and Co-Chief	N/A	N/A
570 Lexington Avenue	Chief Executive Officer		Investment Officer of Rochdale Investment
New York, NY 10022			Management, LLC.
Year of Birth: 1957

Kurt Hawkesworth	Secretary	Since Inception	Senior Executive Vice President, Chief Operating	N/A	N/A
570 Lexington Avenue			Officer and General Counsel of Rochdale Investment
New York, NY 10022			Management, LLC.
Year of Birth: 1971

William O'Donnell	Treasurer	Since 2011	Chief Financial Officer of Rochdale Investment	N/A	N/A
570 Lexington Avenue			Management, LLC since July 2011; Financial
New York, NY 10022			Consultant, October 2009 to June 2011; Financial
Year of Birth: 1964			Officer, Compliance Officer & Corporate Secretary
Trustee - Clay Finlay Pension Plan of Clay Finlay
LLC, October 1990 to to September 2009.

Michael Gozzillo 2	Chief Compliance Officer	Since 2013	2012 to Present: Senior Vice President & Chief	N/A	N/A
570 Lexington Avenue			Compliance Officer, Rochdale Investment
New York, NY 10022			Management, LLC; Chief Compliance Officer, CNI
Year of Birth: 1965			Charter Funds. 2008 to 2012: Director & Compliance
Officer, TIAA-CREF; Chief Compliance Officer,
TIAA-CREF Life Insurance Separate Accounts.

Rochdale Alternative Total Return Fund LLC

MANAGER AND OFFICER INFORMATION (Unaudited), Continued

Independent Board Members
				Number of	Other
	Position(s)	Term of Office		Funds in Fund	Directorships
	Held with	and	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Length of Time Served	During the Past Five Years	by Board Member	Manager 1

Irwin G. Barnet, Esq. 3	Board Member	Through December 31, 2015;	Attorney and of counsel, Reed Smith LLP, a	1	*
570 Lexington Avenue	Chairman	Board Member since March 2013	law firm (2009-present); Partner, Reed Smith
New York, NY 10022		and Chairman since May 2013	LLP (2003-2008); Attorney and principal,
Year of Birth: 1938			Crosby, Heafey, Roach & May P.C., a law firm
(2000-2002); Attorney and principal, Sanders,
Barnet, Goldman, Simons & Mosk, a law firm
(1980-2000).

Daniel A. Hanwacker, Sr.	Board Member	Ten years from election;	CEO and President, Hanwacker Associates,	1	*
570 Lexington Avenue		Board Member since	Inc. (asset management consulting and
New York, NY 10022		June 2011	executive search services).
Year of Birth: 1951

Vernon C. Kozlen	Board Member	Through December 31, 2018;	Retired (2007-present). President and Chief	1	*
570 Lexington Avenue		Board Member since	Executive Officer, CNI Charter Funds (2000-2007);		Windermere Jupiter Fund, LLC,
New York, NY 10022		March 2013	Executive Vice President and Director of Asset		CMS/Ironwood Multi-Strategy
Year of Birth: 1943			Management Development, CNB (1996-2007);		Fund LLC, CMS/Barlow Long-
			Director, Reed, Conner & Birdwell LLC (2000-2007)		-Short Equity Fund, LLC 4
and Convergent Capital Management, LLC (2003-2007);
Chairman of the Board, CNAM (2001-2005);
Chairman of the Board, City National Securities, Inc.
(1999-2005); Director, CNAM (2001-2006), and City
National Securities, Inc. (1999-2006).

Jay C. Nadel	Board Member	Ten years from election;	Financial Services Consultant	1	*
570 Lexington Avenue		Board Member since			Lapolla Industries,
New York, NY 10022		June 2011			Inc. (2007 - present)
Year of Birth: 1958

William R. Sweet	Board Member	Through March 31, 2015;	Retired. Executive Vice President, Union Bank of	1	*
570 Lexington Avenue		Board Member since	California (1985-1996).
New York, NY 10022		March 2013
Year of Birth: 1937

James Wolford 5	Board Member	Ten years from election;	Chief Financial Officer, Pacific Office Properties, a	1	*
570 Lexington Avenue		Board Member since	real estate investment trust (April 2010-present);
New York, NY 10022		March 2013	Chief Financial Officer, Bixby Land Company, a real
Year of Birth: 1954			estate company (2004-March 2010); Regional Financial
Officer, AIMCO, a real estate investment trust (2004).
Chief Financial Officer, DBM Group, a direct mail
marketing company (2001-2004); Senior Vice President
and Chief Operating Officer, Forecast Commercial
Real Estate Service, Inc. (2000-2001); Senior Vice
President and Chief Financial Officer, Bixby Ranch
Company (1985-2000).

Rochdale Alternative Total Return Fund LLC

1	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
2	Effective May 15, 2013, Michael Gozzillo was approved as Chief Compliance Officer of the Fund by the Fund's Board of Managers, replacing William Souza.
3
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to City National, the parent company of CNAM. In 2010, 2011 and 2012, the firm billed City National $391,192, $423,600 and $452,607, respectively, for these services. The other Independent Managers have determined that Mr. Barnet should continue to be classified as a manager who is not an “interested person” of the Fund, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to City National, and because Mr. Barnet’s interest in the fees billed by his firm to City National was insignificant.

4
Convergent Wealth Advisors, LLC, which is under common control with City National, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

5
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from City National. The other Independent Managers have determined that Mr. Wolford should continue to be classified as a manager who is not an “interested person” of the Fund, as defined in the 1940 Act, because City National’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

*
Includes CNI Charter Funds, Rochdale High Yield Alternative Strategies Master Fund LLC, Rochdale High Yield Alternative Strategies Fund LLC, Rochdale High Yield Alternative Strategies Fund TEI LLC, Rochdale International Trade Fixed Income Fund, Rochdale Royalty Rights Fund and Rochdale Structured Claims Fixed Income Fund, LLC.

**	The Advisor is owned by City National Bank.

Rochdale Alternative Total Return Fund LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2013:

PORTFOLIO MANAGER DISCLOSURE

List of Portfolio Managers and Biographical Information

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
William O’Donnell	Chief Financial Officer	Since 2011	Chief Financial Officer, responsible for the oversight and administration of the accounting and financial functions of Rochdale Investment Management LLC.	Heads the team of investment professionals and is intricately involved in the firm’s day to day investment management and research work.
Garrett R. D’Alessandro	President	Since Inception	President, CEO, Co-Chief Investment Officer and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
William O’Donnell	1, $52 million	$0	1, $52 million	$0
Garrett R. D’Alessandro	5, $905 million	$0	3, $115 million	125, $237.8 million

Mr. O’Donnell receives an annual salary established by Rochdale Investment Management, LLC (the “Manager”). Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. O’Donnell is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Rochdale Alternative Total Return Fund LLC

By (Signature and Title)          /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date            6/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date            6/6/13

By (Signature and Title)          /s/ William O’Donnell
William O’Donnell, Treasurer

Date           6/6/13